                                                                    Exhibit 99


CONTACTS:
MEDIA:
Jonathan Williams
(412) 762-4550
pubrela@pncmail.com

INVESTORS:
William H. Callihan
(412) 762-8257
invrela@pncmail.com

                   PNC BANK CORP. REPORTS 16% INCREASE IN EPS
                             FOR FIRST QUARTER 1997

            PITTSBURGH, April 15, 1997 -- PNC Bank Corp. (NYSE: PNC) today reported first quarter 1997 earnings per share increased 16% to $0.80 per fully diluted share compared with $0.69 per fully diluted share in the first quarter of 1996. Net income was $266 million compared with $238 million in the year-earlier period. Returns on average common shareholders' equity and average assets were 19.48% and 1.54%, respectively, compared with 16.65% and 1.34% a year ago.

            "Our first quarter performance was in line with expectations," said Thomas H. O'Brien, chairman and chief executive officer. "The results reflect strong revenue growth from our national businesses somewhat offset by higher marketing expenses as we continued to aggressively invest in our AAA initiative."

HIGHLIGHTS

         o Revenue increased 13% in the quarter-to-quarter comparison led by growth in fee-based businesses.

         o Asset management, mutual fund servicing, treasury management and capital markets revenue all grew in excess of 14%.

         o   Net interest margin widened 25 basis points to 3.98%.

         o Significant investments were made to market products and services to AAA members nationwide.


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

PNC Bank Corp. Reports 16% Increase In EPS For First Quarter 1997 -- Page 2


         o Asset quality remained strong. Nonperforming assets continued to decline and consumer asset quality trends were stable.

         o During the first quarter, 12.4 million common shares were repurchased.

INCOME STATEMENT REVIEW

            Taxable-equivalent net interest income increased $21 million to $637 million for the first quarter of 1997 and net interest margin widened to 3.98% compared with 3.73% in the year-earlier period. These increases primarily result from a higher-yielding earning asset mix and a lower cost of funds.

            Noninterest income increased $104 million to $425 million in the first quarter of 1997. Asset management fees increased $19 million or 15.5% primarily due to higher private banking, employee benefits and mutual fund servicing revenue. Managed assets increased to approximately $115 billion at March 31, 1997 compared with $103 billion a year ago. Service fees increased $37 million or 28.5% primarily from growth in deposit and treasury management services, credit card and capital markets fee income.

            Mortgage banking revenue declined primarily due to lower origination volumes. Mortgage originations totaled $1.1 billion in the first quarter of 1997 and $1.4 billion in the year-earlier period. At March 31, 1997, the corporation serviced approximately $40.7 billion of mortgages including $30.4 billion serviced for others.

            Other noninterest income increased $38 million in the comparison primarily due asset securitization income.

            Noninterest expense increased $71 million to $636 million in the first quarter of 1997 primarily due to $45 million of marketing, servicing and other costs associated with AAA-related businesses. The remaining increase was due to higher incentive compensation commensurate with revenue growth, a special employee appreciation award and the cost of trust preferred securities. The efficiency ratio was 59.9% for the first quarter of 1997.


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


PNC Bank Corp. Reports 16% Increase In EPS For First Quarter 1997 -- Page 3


BALANCE SHEET REVIEW

            Total assets were $71.2 billion at March 31, 1997 and $72.7 billion a year ago. Average earning assets declined $1.9 billion to $63.8 billion, reflecting a continued reduction of the securities portfolio partially offset by loan growth. Average securities declined $4.7 billion to $10.1 billion and represented 15.8% of average earning assets compared with 22.6% a year ago. Average loans increased $3.3 billion to $51.9 billion and represented 81.4% of average earning assets compared with 74.0% a year ago. Excluding purchased credit card portfolios, loans grew at an annual rate of 3.8%.

            Average interest-bearing funding sources declined $1.7 billion to $53.1 billion in the first quarter of 1997 primarily due to a lower level of deposits. Deposits represented 62.8% of total sources for the first quarter of 1997 compared with 63.5% a year ago.

          Shareholders' equity totaled $5.5 billion at March 31, 1997. The leverage ratio was 7.17% and Tier I and total risk-based capital ratios are estimated to be 7.7% and 11.1%, respectively. During the first quarter of 1997,
12.4 million common shares were repurchased. Subsequent to quarter end, the board of directors authorized the repurchase of up to 15 million additional shares of common stock through March 31, 1998.

          Asset quality remained strong. Nonperforming assets declined to $429 million at March 31, 1997, compared with $540 million at March 31, 1996. The ratio of nonperforming assets to total loans and foreclosed assets was 0.82% at March 31, 1997 and 1.10% a year ago.

          The allowance for credit losses was $1.1 billion at March 31, 1997 and represented 346% of nonperforming loans compared with 329% a year ago. Net charge-offs increased to $61 million or 0.48% of average loans in the first quarter of 1997 compared with $34 million and 0.28%, respectively, in the year-earlier period. The increase was in line with expectations and was due primarily to charge-offs associated with purchased credit card portfolios.




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


PNC Bank Corp. Reports 16% Increase In EPS For First Quarter 1997 -- Page 4



            PNC Bank Corp., headquartered in Pittsburgh, is one of the largest financial services organizations in the United States with banking subsidiaries in Pennsylvania, New Jersey, Delaware, Ohio, Kentucky, Indiana, Massachusetts and Florida. PNC Bank Corp.'s major businesses include consumer banking, corporate banking, mortgage banking, real estate banking and asset management.

            Visit PNC Bank on the World Wide Web at www.pncbank.com

                           [TABULAR MATERIAL FOLLOWS]





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

PNC BANK CORP. AND SUBSIDIARIES                                         Page 5
Consolidated Financial Highlights

                                                                                             March 31   December 31     March 31
As of or for the three months ended                                                              1997          1996         1996
----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL PERFORMANCE (dollars in thousands, except per share data)
   Revenue
     Net interest income (taxable-equivalent basis)                                          $637,283      $625,637     $616,108
     Noninterest income                                                                       425,116       388,579      321,562
     Total revenue                                                                          1,062,399     1,014,216      937,670
   Net income                                                                                 266,309       271,903      238,320

   Per common share
     Fully diluted earnings                                                                       .80           .79          .69
     Book value                                                                                 16.45         17.13        16.88
     Cash dividends declared                                                                      .37           .37          .35

SELECTED RATIOS
   Performance ratios
     Return on average
       Common shareholders' equity                                                              19.48%        18.58%       16.65%
       Assets                                                                                    1.54          1.56         1.34
     Net interest margin                                                                         3.98          3.92         3.73
     After-tax profit margin                                                                    25.07         26.81        25.42
     Efficiency ratio                                                                           59.88         57.83        60.32
   Capital ratios
     Leverage                                                                                    7.17          7.70         6.90
     Common shareholders' equity to assets                                                       7.25          7.58         7.94
   Asset quality ratios
     Net charge-offs to average loans                                                             .48           .45          .28
     Nonperforming assets to loans and foreclosed assets                                          .82           .88         1.10
     Allowance for credit losses to loans                                                        2.13          2.25         2.51
     Allowance for credit losses to nonperforming loans                                        346.11        334.40       328.88

AVERAGE BALANCES (in millions)
   Assets                                                                                     $70,301       $69,536      $71,733
   Earning assets                                                                              63,825        63,322       65,705
   Loans, net of unearned income                                                               51,922        49,973       48,625
   Securities                                                                                  10,089        11,569       14,818
   Deposits                                                                                    44,133        44,832       45,553
   Shareholders' equity                                                                         5,758         6,017        5,764
   Common shareholders' equity                                                                  5,442         5,727        5,747

PERIOD-END BALANCES (in millions)
   Assets                                                                                      71,166        73,260       72,668
   Earning assets                                                                              64,255        65,439       66,041
   Loans, net of unearned income                                                               52,575        51,798       48,800
   Securities                                                                                   9,593        11,917       14,692
   Deposits                                                                                    44,902        45,676       45,621
   Shareholders' equity                                                                         5,478         5,869        5,786
   Common shareholders' equity                                                                  5,162         5,553        5,769
----------------------------------------------------------------------------------------------------------------------------------


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

PNC BANK CORP. AND SUBSIDIARIES                                          Page 6
Consolidated Statement of Income

                                                                                             March 31   December 31     March 31
Three months ended - in thousands, except per share data                                         1997          1996         1996
----------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Loans and fees on loans                                                                    $1,055,908    $1,011,871     $980,836
Securities                                                                                    156,205       181,264      237,442
Other                                                                                          30,043        30,490       37,060
                                                                                           ---------------------------------------
   Total interest income                                                                    1,242,156     1,223,625    1,255,338

INTEREST EXPENSE
Deposits                                                                                      346,155       354,985      370,983
Borrowed funds                                                                                266,076       250,906      277,498
                                                                                           ---------------------------------------
   Total interest expense                                                                     612,231       605,891      648,481
                                                                                           ---------------------------------------
   Net interest income                                                                        629,925       617,734      606,857
Provision for credit losses                                                                    10,000
                                                                                           ---------------------------------------
   Net interest income less provision for credit losses                                       619,925       617,734      606,857

NONINTEREST INCOME
Asset management                                                                              139,572       129,048      120,877
Service fees                                                                                  167,421       158,045      130,269
Mortgage banking                                                                               32,045        47,532       35,982
Other                                                                                          69,652        46,399       31,491
                                                                                           ---------------------------------------
   Total noninterest income before net securities gains                                       408,690       381,024      318,619
Net securities gains                                                                           16,426         7,555        2,943
                                                                                           ---------------------------------------
   Total noninterest income                                                                   425,116       388,579      321,562

NONINTEREST EXPENSE
Staff expense                                                                                 302,701       269,233      278,657
Net occupancy and equipment                                                                    89,284        92,955       93,283
Amortization                                                                                   29,831        36,701       23,664
Other                                                                                         214,388       187,601      170,042
                                                                                           ---------------------------------------
   Total noninterest expense                                                                  636,204       586,490      565,646

   Income before income taxes                                                                 408,837       419,823      362,773
Applicable income taxes                                                                       142,528       147,920      124,453
                                                                                           ---------------------------------------
   Net income                                                                                $266,309      $271,903     $238,320
----------------------------------------------------------------------------------------------------------------------------------

Net Income Applicable to Common Shareholders                                                 $262,541      $268,662     $239,179

EARNINGS PER COMMON SHARE
Primary                                                                                          $.81          $.80         $.69
Fully diluted                                                                                     .80           .79          .69

CASH DIVIDENDS DECLARED PER COMMON SHARE                                                          .37           .37          .35

AVERAGE COMMON SHARES OUTSTANDING
Primary                                                                                       323,972       334,428      342,872
Fully diluted                                                                                 327,917       338,707      347,367
----------------------------------------------------------------------------------------------------------------------------------



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

PNC BANK CORP. AND SUBSIDIARIES                                          Page 7
Details of Net Interest Income and Net Interest Margin


NET INTEREST INCOME
Taxable-equivalent basis                                           March 31  December 31  September 30      June 30     March 31
Three months ended - in thousands                                      1997         1996          1996         1996         1996
----------------------------------------------------------------------------------------------------------------------------------
Interest income
   Loans                                                         $1,061,535   $1,017,982      $985,235     $978,528     $987,414
   Securities                                                       157,870      183,013       209,526      234,618      240,052
   Other interest-earning assets                                     30,109       30,533        29,877       39,142       37,123
                                                                 -----------------------------------------------------------------
     Total interest income                                        1,249,514    1,231,528     1,224,638    1,252,288    1,264,589
Interest expense
   Deposits                                                         346,155      354,985       350,912      351,891      370,983
   Borrowed funds                                                   266,076      250,906       256,788      280,471      277,498
                                                                 -----------------------------------------------------------------
     Total interest expense                                         612,231      605,891       607,700      632,362      648,481
                                                                 -----------------------------------------------------------------
     Net interest income                                           $637,283     $625,637      $616,938     $619,926     $616,108
----------------------------------------------------------------------------------------------------------------------------------


NET INTEREST MARGIN
Taxable-equivalent basis                                           March 31  December 31  September 30      June 30     March 31
Three months ended                                                     1997         1996          1996         1996         1996
----------------------------------------------------------------------------------------------------------------------------------
Rates earned/paid
   Yield on earning assets
     Loans                                                              8.20%       8.07%        8.01%         7.94%        8.10%
     Securities                                                         6.27        6.32         6.39          6.37         6.48
     Other interest-earning assets                                      6.68        6.84         6.87          6.47         6.58
                                                                 -----------------------------------------------------------------
       Total yield on earning assets                                    7.86        7.71         7.64          7.53         7.69
   Rate on interest-bearing liabilities
     Deposits                                                           4.06        4.05         4.01          4.00         4.16
     Borrowed funds                                                     5.76        5.79         5.77          5.67         5.86
                                                                 -----------------------------------------------------------------
       Total rate on interest-bearing liabilities                       4.66        4.62         4.60          4.59         4.75
                                                                 -----------------------------------------------------------------
       Interest rate spread                                             3.20        3.09         3.04          2.94         2.94
   Impact of noninterest-bearing sources                                 .78         .83          .81           .78          .79
                                                                 -----------------------------------------------------------------
       Net interest margin                                              3.98%       3.92%        3.85%         3.72%        3.73%
----------------------------------------------------------------------------------------------------------------------------------


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

PNC BANK CORP. AND SUBSIDIARIES                                          Page 8
Details of Noninterest Income and Noninterest Expense


NONINTEREST INCOME
                                                                    March 31 December 31  September 30      June 30     March 31
Three months ended - in thousands                                       1997        1996          1996         1996         1996
----------------------------------------------------------------------------------------------------------------------------------
Asset management
   Asset management and trust                                       $106,899     $97,588       $92,569      $94,269      $93,428
   Mutual fund servicing                                              32,673      31,460        29,730       30,246       27,449
                                                                  ----------------------------------------------------------------
     Total asset management                                          139,572     129,048       122,299      124,515      120,877
Service fees
   Deposit                                                            80,858      77,571        74,104       72,403       65,518
   Brokerage                                                          13,242      12,392        12,432       15,344       13,642
   Consumer                                                           17,297      19,246        16,602       14,370       13,458
   Corporate finance and capital markets                              16,592      16,449        19,645       16,106       13,415
   Credit card and merchant services                                  19,104      14,903         5,656          282        8,918
   Insurance                                                           9,146       8,706         7,712        6,872        6,772
   Other                                                              11,182       8,778         8,295        8,221        8,546
                                                                  ----------------------------------------------------------------
     Total service fees                                              167,421     158,045       144,446      133,598      130,269
Mortgage banking
   Servicing                                                          27,449      30,064        29,361       30,443       29,038
   Marketing                                                           3,421       8,022         4,339        4,683        6,594
   Sale of servicing                                                   1,175       9,446           700          632          350
                                                                  ----------------------------------------------------------------
     Total mortgage banking                                           32,045      47,532        34,400       35,758       35,982
Other                                                                 69,652      46,399        39,507       38,810       31,491
                                                                  ----------------------------------------------------------------
   Total noninterest income before net securities gains              408,690     381,024       340,652      332,681      318,619
Net securities gains                                                  16,426       7,555         7,722        3,904        2,943
                                                                  ----------------------------------------------------------------
   Total                                                            $425,116    $388,579      $348,374     $336,585     $321,562
----------------------------------------------------------------------------------------------------------------------------------


NONINTEREST EXPENSE
                                                                    March 31  December 31  September 30     June 30     March 31
Three months ended - in thousands                                       1997         1996          1996        1996         1996
----------------------------------------------------------------------------------------------------------------------------------
Compensation                                                        $244,695     $234,690      $232,161    $234,542     $228,233
Employee benefits                                                     58,006       34,543        45,600      49,739       50,424
                                                                  ----------------------------------------------------------------
   Total staff expense                                               302,701      269,233       277,761     284,281      278,657
Net occupancy                                                         47,240       49,681        47,530      49,192       50,572
Equipment                                                             42,044       43,274        42,699      42,990       42,711
Goodwill amortization                                                 13,268       15,118        13,244      13,244       12,694
Other amortization                                                    16,563       21,583        15,768      14,818       10,970
Taxes other than income                                               15,035       12,360        12,972      13,391       14,630
Federal deposit insurance                                              2,115       (3,720)       38,324       3,435        3,190
Distributions on mandatorily redeemable capital securities of
   subsidiary trust                                                    6,956        1,391
Other                                                                190,282      177,570       147,094     142,971      152,222
                                                                  ----------------------------------------------------------------
   Total                                                            $636,204     $586,490      $595,392    $564,322     $565,646
----------------------------------------------------------------------------------------------------------------------------------




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
PNC BANK CORP. AND SUBSIDIARIES                                          Page 9
Consolidated Balance Sheet

                                                                                             March 31   December 31     March 31
Dollars in millions, except par values                                                           1997          1996         1996
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and due from banks                                                                        $3,096        $4,016       $3,251
Short-term investments                                                                            702           774        1,170
Loans held for sale                                                                             1,375           941        1,369
Securities available for sale                                                                   9,593        11,917       14,692
Loans, net of unearned income of $387, $385 and $380                                           52,575        51,798       48,800
   Allowance for credit losses                                                                 (1,119)       (1,166)      (1,225)
                                                                                           ---------------------------------------
   Net loans                                                                                   51,456        50,632       47,575
Other                                                                                           4,944         4,980        4,611
                                                                                           ---------------------------------------
   Total assets                                                                               $71,166       $73,260      $72,668
                                                                                           ---------------------------------------
LIABILITIES
Deposits
   Noninterest-bearing                                                                         $9,971       $10,937       $9,899
   Interest-bearing                                                                            34,931        34,739       35,722
                                                                                           ---------------------------------------
     Total deposits                                                                            44,902        45,676       45,621
Borrowed funds
   Bank notes and senior debt                                                                   8,743         8,005        7,995
   Federal funds purchased                                                                      2,126         2,797        3,434
   Repurchase agreements                                                                          531           645        2,754
   Other borrowed funds                                                                         5,796         6,800        3,911
   Subordinated debt                                                                            1,351         1,357        1,358
                                                                                           ---------------------------------------
     Total borrowed funds                                                                      18,547        19,604       19,452
Other                                                                                           1,889         1,761        1,809
                                                                                           ---------------------------------------
   Total liabilities                                                                           65,338        67,041       66,882

Mandatorily Redeemable Capital Securities of Subsidiary Trust                                     350           350

SHAREHOLDERS' EQUITY
Preferred stock                                                                                     7             7            1
Common stock                                                                                    1,735         1,726        1,709
Capital surplus                                                                                   984           939          563
Retained earnings                                                                               4,218         4,075        3,689
Deferred benefit expense                                                                          (60)          (60)         (77)
Net unrealized securities losses                                                                 (137)          (67)         (98)
Common stock held in treasury                                                                  (1,269)         (751)          (1)
                                                                                           ---------------------------------------
   Total shareholders' equity                                                                   5,478         5,869        5,786
                                                                                           ---------------------------------------
   Total liabilities and shareholders' equity                                                 $71,166       $73,260      $72,668
----------------------------------------------------------------------------------------------------------------------------------


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

PNC BANK CORP. AND SUBSIDIARIES                                         Page 10
Consolidated Balance Sheet Data


CONSOLIDATED AVERAGE BALANCE SHEET
                                                                   March 31   December 31  September 30     June 30     March 31
Three months ended - in millions                                       1997          1996          1996        1996         1996
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Interest-earning assets
   Securities                                                       $10,089       $11,569       $13,097     $14,740      $14,818
   Loans, net of unearned income
     Consumer
       Credit card                                                    3,043         1,683         1,007         979          986
       Other consumer                                                11,827        12,084        12,047      12,264       12,384
                                                                 -----------------------------------------------------------------
         Total consumer                                              14,870        13,767        13,054      13,243       13,370
     Residential mortgage                                            12,781        12,361        12,325      11,883       11,619
     Commercial                                                      17,916        17,584        17,049      17,190       16,806
     Commercial real estate                                           4,591         4,630         4,712       4,831        4,885
     Other                                                            1,764         1,631         1,573       2,044        1,945
                                                                 -----------------------------------------------------------------
     Total loans, net of unearned income                             51,922        49,973        48,713      49,191       48,625
   Other interest-earning assets                                      1,814         1,780         1,735       2,425        2,262
                                                                 -----------------------------------------------------------------
     Total interest-earning assets                                   63,825        63,322        63,545      66,356       65,705
Noninterest-earning assets                                            6,476         6,214         6,001       6,084        6,028
                                                                 -----------------------------------------------------------------
     Total assets                                                   $70,301       $69,536       $69,546     $72,440      $71,733
                                                                 -----------------------------------------------------------------
LIABILITIES
Interest-bearing liabilities
   Deposits                                                         $34,533       $34,829       $34,794     $35,383      $35,872
   Borrowed funds                                                    18,594        17,110        17,558      19,720       18,891
                                                                 -----------------------------------------------------------------
     Total interest-bearing liabilities                              53,127        51,939        52,352      55,103       54,763
Noninterest-bearing deposits                                          9,600        10,003         9,922       9,996        9,681
Other                                                                 1,466         1,501         1,506       1,574        1,525
                                                                 -----------------------------------------------------------------
     Total liabilities                                               64,193        63,443        63,780      66,673       65,969

Mandatorily Redeemable Capital Securities of Subsidiary Trust           350            76

SHAREHOLDERS' EQUITY                                                  5,758         6,017         5,766       5,767        5,764
                                                                 -----------------------------------------------------------------
     Total liabilities and shareholders' equity                     $70,301       $69,536       $69,546     $72,440      $71,733
----------------------------------------------------------------------------------------------------------------------------------



LOAN PORTFOLIO
                                                                   March 31   December 31  September 30     June 30     March 31
Period ended - in millions                                             1997          1996          1996        1996         1996
----------------------------------------------------------------------------------------------------------------------------------
Consumer
   Credit card                                                       $3,345        $2,776        $1,077        $988         $975
   Other consumer                                                    11,356        12,092        12,264      12,190       12,591
Residential mortgage                                                 13,056        12,703        12,642      12,139       11,620
Commercial                                                           18,517        18,062        17,484      17,296       16,950
Commercial real estate
   Commercial mortgage                                                2,397         2,467         2,544       2,644        2,737
   Real estate project                                                2,137         2,157         2,090       2,193        2,137
Other                                                                 2,154         1,926         1,689       2,131        2,170
                                                                 -----------------------------------------------------------------
   Total loans                                                       52,962        52,183        49,790      49,581       49,180
   Unearned income                                                     (387)         (385)         (347)       (358)        (380)
                                                                 -----------------------------------------------------------------
   Loans, net of unearned income                                    $52,575       $51,798       $49,443     $49,223      $48,800
----------------------------------------------------------------------------------------------------------------------------------




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

PNC BANK CORP. AND SUBSIDIARIES                                         Page 11
Asset Quality Data


ALLOWANCE FOR CREDIT LOSSES
                                                                   March 31   December 31  September 30     June 30     March 31
Three months ended - in millions                                       1997          1996          1996        1996         1996
----------------------------------------------------------------------------------------------------------------------------------
Beginning balance                                                    $1,166        $1,152        $1,189      $1,225       $1,259
Charge-offs
   Consumer
     Credit card                                                        (46)          (23)          (16)        (14)         (13)
     Other consumer                                                     (31)          (28)          (23)        (24)         (26)
                                                                 -----------------------------------------------------------------
       Total consumer                                                   (77)          (51)          (39)        (38)         (39)
   Residential mortgage                                                  (2)           (2)           (3)         (2)          (2)
   Commercial                                                           (10)          (17)           (9)        (17)         (10)
   Commercial real estate                                                (1)           (9)           (4)         (1)          (4)
                                                                 -----------------------------------------------------------------
     Total charge-offs                                                  (90)          (79)          (55)        (58)         (55)
Recoveries
   Consumer
     Credit card                                                          7             2             2           2            1
     Other consumer                                                       9             9             8          10            8
                                                                 -----------------------------------------------------------------
       Total consumer                                                    16            11            10          12            9
   Residential mortgage                                                   1             1                                      1
   Commercial                                                             9             7             7           6            9
   Commercial real estate                                                 3             3             1           4            2
                                                                 -----------------------------------------------------------------
     Total recoveries                                                    29            22            18          22           21
                                                                 -----------------------------------------------------------------
     Net charge-offs                                                    (61)          (57)          (37)        (36)         (34)
Provision for credit losses                                              10
Acquisitions                                                              3            71
                                                                 -----------------------------------------------------------------
   Ending balance                                                    $1,118        $1,166        $1,152      $1,189       $1,225
----------------------------------------------------------------------------------------------------------------------------------



NONPERFORMING ASSETS
                                                                   March 31   December 31  September 30     June 30     March 31
Period ended - in millions                                             1997          1996          1996        1996         1996
----------------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans
   Commercial                                                          $135          $156          $176        $169         $141
   Commercial real estate
     Commercial mortgage                                                113           109           118         127          116
     Real estate project                                                 24            25            21          30           40
   Consumer                                                               5             6             5           6            7
   Residential mortgage                                                  45            51            54          46           51
                                                                 -----------------------------------------------------------------
     Total nonaccrual loans                                             322           347           374         378          355
Restructured loans                                                        1             2             3           3           17
                                                                 -----------------------------------------------------------------
     Total nonperforming loans                                          323           349           377         381          372
Foreclosed assets
   Commercial real estate                                                66            71            79          85           98
   Residential mortgage                                                  24            22            22          21           26
   Other                                                                 16            17            23          22           44
                                                                 -----------------------------------------------------------------
     Total foreclosed assets                                            106           110           124         128          168
                                                                 -----------------------------------------------------------------
     Total nonperforming assets                                        $429          $459          $501        $509         $540
----------------------------------------------------------------------------------------------------------------------------------